UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):		May 29, 2008
ALL STATE PROPERTIES HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)
Nevada	000-12895
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
106 Glenwood Drive, South Liverpool, New York13090
(Address of principal executive offices)
Registrant’s telephone number, including area code: (315) 451-7515

All State Properties, L.P.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 1.01.           Entry into a Material Definitive Agreement.

 On May 29, 2008, our predecessor, All State Properties, L.P., a Delaware limited partnership (“ASP”), and All State Properties Holdings, Inc., a Nevada corporation and wholly-owned subsidiary of ASP (“ASPH”), entered into an Agreement and Plan of Merger.  On May 29, 2008, ASP merged with and into ASPH, so that ASP and ASPH became a single corporation named All State Properties Holdings, Inc. (the “Surviving Corporation”), which is a corporation and exists under, and is governed by, the laws of the State of Nevada (the “Merger”).

As a result of the Merger, all of the assets, property, rights, privileges, powers and franchises of ASP became vested in, held and enjoyed by the Surviving Corporation, the Surviving Corporation assumed all of the obligations of ASP and we changed our name from “All State Properties, L.P.” to “All State Properties Holdings, Inc.”

Item 3.03.          Material Modification to Rights of Security Holders.

 Upon the effectiveness and as a result of the Merger, the Certificate of Incorporation and By-laws of ASPH became the Certificate of Incorporation and By-laws of the Surviving Corporation.

 In addition, each share of common stock of ASP that was issued and outstanding immediately prior to the Merger was converted into 1 issued and outstanding shares of common stock of the Surviving Corporation (“Common Stock”), so that the holders of all of the issued and outstanding shares of common stock of ASP immediately prior to the Merger are the holders of Common Stock of the Surviving Corporation. All shares of ASPH owned by ASP immediately prior to the Merger were surrendered to the Surviving Corporation and cancelled.

Item 9.01           Financial Statements and Exhibits.

           Exhibits

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated May 29, 2008, between All State Properties, L.P., a Delaware limited partnership, and All State Properties Holdings, Inc., a Nevada corporation
2.2	Certificate of Ownership and Merger merging All State Properties, L.P., a Delaware limited partnership, with and into All State Properties Holdings, Inc., a Nevada corporation
2.3	Articles of Merger merging All State Properties, L.P., a Delaware limited partnership, with and into All State Properties Holdings, Inc., a Nevada corporation
3.1	Certificate of Incorporation of All State Properties Holdings, Inc., a Nevada corporation
3.2	By-laws of All State Properties Holdings, Inc., a Nevada corporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

All State Properties Holdings, Inc.

Dated: May 29, 2007	By:	/s/ Garry McHenry
	Name:	Garry McHenry
	Title:	President